General

California Municipal

Bond Fund, Inc.

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for General California Municipal Bond Fund, Inc., covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Municipal bonds generally provided attractive returns over the six-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 18%, approaching bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 16, 2001

2


DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended March 31, 2001, the fund produced a 6.51% total return.(1) This compares to a 5.61% total return for the Lipper California
Municipal    Debt   Funds   category   average   for   the   same   period.(2)

We attribute the fund's strong total return to a favorable investment environment, including declining interest rates and robust demand for municipal bonds. Our good relative performance was the result of our duration management and security selection strategies.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and California tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds from California and other issuers.

To achieve this objective, we have constructed a portfolio designed to seek a consistently high income stream. We find such income opportunities through rigorous analyses of individual bond structures, paying particularly close attention to each bond' s yield, maturity and early redemption features. As a result, the fund is generally composed primarily of revenue bonds backed by the income generated from projects such as toll roads, transportation facilities, housing projects, hospitals, special taxes and other issuers throughout California.

Over time, some high yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with securities that offer higher than average income payments. This strategy is designed to help maximize income. We also look to upgrade the portfolio with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell
bonds    that    are    close

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to redemption or maturity, a strategy intended to protect the fund's net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid potential credit-rating downgrades.

What other factors influenced the fund's performance?

When the reporting period began, evidence had emerged that the previous rate hikes implemented by the Federal Reserve Board (the "Fed") were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced, and municipal bond yields declined modestly.

In January 2001, the Fed reversed course, attempting to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. The Fed again cut interest rates by another 50 basis points at the end of January and again in March. Yields of tax-exempt bonds moved lower in this new environment.

Part of the market's strong price performance was the result of supply-and-demand factors, including a scarcity of new bonds and rising demand from investors fleeing the stock market. However, these positive influences were offset by the state's growing energy crisis. Faced with surging energy costs, California' s budget surpluses may be eroded by the purchase of costly electricity from out-of-state utilities. These concerns recently caused some of California' s municipal bond prices to fall. The fund held no securities issued by California's two troubled electric utilities, and our holdings of the state's general obligation bonds -- which were affected due to the crisis -- are relatively small.

In this environment, we maintained the fund's relatively long average duration, a position designed to lock in yields for a longer time while interest rates declined. We primarily emphasized income-producing securities, including bonds selling at a slight premium. We sold bonds with coupons of less than 5% and some of our lower rated holdings. We reinvested part of the proceeds in tax-exempt money market instruments in anticipation of better opportunities to come. We reinvested the rest in high quality bonds backed by revenues from essen-

4

tial services such as water and sewer facilities, as well as bonds from local school districts. We also increased our holdings of bonds from Puerto Rico, which are tax exempt for California residents. In the wake of these moves, we believe the fund's overall credit quality remains high and stable.

What is the fund's current strategy?

While California's economy remains relatively strong, we are carefully monitoring the environment for early signs of change. We have recently become concerned that the decline of technology stocks has eroded conditions in California's high-tech industries. In addition, we are monitoring the effects of the state' s energy crisis. Accordingly, we continue to attempt to increase the fund's diversification so that unexpected declines in individual issuers' credit quality will not have a disproportionate effect on performance.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--95.9%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--90.0%

ABAG Finance Authority, Nonprofit Corporations

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                5,088,350

Alameda County, COP (Various Financing Projects)

   6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank)                                           2,945,000                3,180,482

Allan Hancock Joint Community College District, COP

   7.625%, 10/1/2005                                                                            910,000                  944,061

Anaheim Public Financing Authority,

  LR (Public Improvements Project)

      Zero Coupon, 9/1/2019 (Insured; FSA)                                                    6,310,000                2,435,786

   Tax Allocation Revenue

      6.45%, 12/28/2018 (Insured; MBIA)                                                       6,000,000                6,824,040

California :

   5.25%, 12/1/2026                                                                           5,000,000                5,062,050

   Veterans 5.65%, 12/1/2024                                                                  3,000,000                3,052,800

California Department of Veterans Affairs

   Home Purchase Revenue 5.50%, 12/1/2019                                                     2,355,000                2,389,477

California Educational Facilities Authority, Revenue

   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,201,649

California Health Facilities Financing Authority

  Revenue:

    (Cedars-Sinai):

         6.125%, 12/1/2030                                                                    2,000,000                2,114,880

         6.25%, 12/1/2034                                                                     4,250,000                4,530,500

      (HELP Group)

         7%, 8/1/2021 (Insured; California Health

         Facilities Construction Loan Program)                                                1,800,000                1,860,552

      (Sutter Health) 6.25%, 8/15/2035                                                        2,250,000                2,388,285

      (Walden House) 6.85%, 3/1/2022                                                          3,225,000                3,372,963

California Housing Finance Agency:

  MFHR

      6.15%, 8/1/2022 (Insured; AMBAC)                                                        2,000,000                2,106,760

   SFMR:

      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,133,540

      6.375%, 8/1/2027                                                                        2,250,000                2,393,843

California Pollution Control Financing Authority, PCR

   7.825%, 6/1/2014                                                                           4,500,000  (a,b)         5,631,165

California Statewide Communities Development Authority:

  COP:

    (Catholic Healthcare West)

         6.50%, 7/1/2020                                                                      3,500,000                3,591,700

      Health Facilities Revenue (Barton Memorial Hospital)

         6.50%, 12/1/2009

         (LOC; Banque Nationale De Paris)                                                     1,600,000                1,689,136

6


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development Authority:

  COP (continued):

      (The Internext Group) 5.375%, 4/1/2030                                                  5,000,000                4,617,950

   Special Facilities LR (United Airlines, Inc.):

      7.671%, 10/1/2033                                                                       4,285,000  (a,b)         3,683,343

      5.625%, 10/1/2034                                                                       3,200,000                2,939,488

      7.552%, 10/1/2034                                                                       1,445,000  (a,b)         1,209,768

      6.25%, 10/1/2035                                                                        3,000,000                3,006,870

Capistrano Unified School District (Ladera)

   5.75%, 9/1/2029                                                                            4,000,000                3,909,480

Castaic Lake Water Agency, COP, Revenue

  (Water System Improvement Project)

   Zero Coupon, 8/1/2027                                                                     10,000,000                2,457,200

Central Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                1,034,130

Contra Costa County, Mortgage Revenue (Cedar Pointe)

   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                3,075,771

Contra Costa County Public Finance Authority, Tax

   Allocation Revenue (Pleasant Hill ) 5.45%, 8/1/2028                                        3,000,000                2,944,980

Del Mar Race Track Authority, Revenue 6.20%, 8/15/2011                                        2,000,000                2,070,320

Fremont Union High School District:

   5.25%, 9/1/2022 (Insured; FGIC)                                                            3,400,000                3,474,630

   5.25%, 9/1/2023 (Insured; FGIC)                                                            4,000,000                4,081,760

Fontana Public Financing Authority

  Tax Allocation Revenue

   (North Fontana Redevelopment Project) 7.25%, 9/1/2020                                      2,000,000                2,047,120

Fontana Redevelopment Agency, Tax Allocation

  (Jurupa Hills Redevelopment Project)

   5.50%, 10/1/2019                                                                           3,500,000                3,481,905

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue:

      Zero Coupon, 1/1/2015                                                                   8,800,000                4,537,368

      Zero Coupon, 1/1/2028                                                                  24,000,000                5,807,040

Inglewood, HR (Daniel Freeman Hospital)

   6.75%, 5/1/2013 (Prerefunded 5/1/2001)                                                     2,000,000  (c)           2,046,540

Loma Linda, HR (Loma Linda University Medical

   Center Project) 6%, 12/1/2023                                                              2,900,000                2,428,924

Los Angeles Department of Water and Power,

  Waterworks Revenue:

      4.50%, 10/15/2024                                                                       4,750,000                4,263,980

      4.25%, 10/15/2030 (Insured; FGIC)                                                       8,700,000                7,374,729

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project Number 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000               24,267,432

Orange County Community Facilities District, Special Tax

   (Ladera Ranch) 6.25%, 8/15/2030                                                            1,600,000                1,629,616

Pomona Redevelopment Agency, Tax Allocation

   (West Holt Avenue) 5.50%, 5/1/2032                                                         3,000,000                2,875,470

Port Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Limited)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            3,000,000                3,039,600

Sacramento County (Community Facilities District No. 1)

   5.70%, 12/1/2020                                                                           2,250,000                2,214,540

Sacramento Municipal Utility District, Electric Revenue

   8.045%, 11/15/2015                                                                         3,000,000  (a,b)         3,326,250

San Bernardino, Health Care Systems Revenue

  (Sisters of Charity)

   7%, 7/1/2021 (Prerefunded 7/1/2001)                                                        2,000,000  (c)           2,060,840

San Francisco City and County Airports Commission

  International Airport Revenue

   5.90%, 5/1/2026                                                                            9,385,000                9,804,510

San Joaquin Hills Transportation Corridor Agency

  Toll Road Revenue:

      Zero Coupon, 1/1/2010                                                                   5,000,000                3,438,100

      Zero Coupon, 1/15/2032 (Insured; MBIA)                                                 10,000,000                1,892,500

San Marcos Public Facilities Authority, Revenue

   (Public Improvement-Civic Center) 6.20%, 8/1/2022                                          3,000,000                3,020,100

Santa Clara Redevelopment Agency, Tax Allocation

   (Bayshore North Project) 5.25%, 6/1/2018                                                   2,865,000                2,964,100

South Placer Wastewater Authority, Wastewater Revenue

   5.25%, 11/1/2027 (Insured; FGIC)                                                           3,000,000                3,050,310

Southern California Home Finance Authority, SFMR

   6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)                                           1,080,000                1,127,801

Stockton, Health Facilities Revenue

   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                  928,160

Turlock, COP, Health Facilities Revenue

   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                5,405,820

West Covina Redevelopment Agency, Special Tax

  (Community Facilities District--Fashion Plaza):

      6%, 9/1/2017                                                                            6,000,000                6,712,980

      6%, 9/1/2022                                                                            8,325,000                9,323,251

8


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Yolo County Housing Authority, Mortgage Revenue

  (Walnut Park Apartments)

   7.20%, 8/1/2033 (Insured; FHA)                                                             4,150,000                4,346,254

U.S. RELATED--5.9%

Puerto Rico Commonwealth, Public Improvement

   5.25%, 7/1/2017                                                                            3,000,000                3,198,180

Puerto Rico Commonwealth Highway &

  Transportation Authority, Transportation Revenue

   6%, 7/1/2039                                                                               2,000,000                2,184,860

Puerto Rico Commonwealth Infrastructure

  Financing Authority:

      5.375%, 10/1/2024                                                                       3,750,000                3,915,225

      5.50%, 10/1/2040                                                                        5,000,000                5,254,050

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $223,592,361)                                                                                               238,465,264
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.2%
--------------------------------------------------------------------------------

California Housing Finance Agency, Revenue

   VRDN 3.55%                                                                                 2,100,000  (d)           2,100,000

Irvine Ranch Water District, COP, VRDN

  (Capital Improvement Project)

   3.60% (LOC; Toronto--Dominion Bank)                                                        1,000,000  (d)           1,000,000

Metropolitan Water District, Southern California

   Waterworks Revenues VRDN 3.60%                                                             2,400,000  (d)           2,400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,500,000)                                                                                                   5,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $229,092,361)                                                             98.1%              243,965,264

CASH AND RECEIVABLES (NET)                                                                         1.9%                4,667,394

NET ASSETS                                                                                       100.0%              248,632,658

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

Summary of Abbreviations
AMBAC                    American Municipal Bond            HR                       Hospital Revenue
                          Assurance Corporation

COP                      Certificate of Participation        LOC                      Letter of Credit

FGIC                     Financial Guaranty Insurance        LR                       Lease Revenue
                           Company

FHA                      Federal Housing Administration      MFHR                     Multi-Family Housing Revenue

FNMA                     Federal National Mortgage           MBIA                     Municipal Bond Investors
                           Association                                                  Assurance Insurance Corporation

FSA                      Financial Security Assurance        PCR                      Pollution Control Revenue

GNMA                     Government National Mortgage        SFMR                     Single Family Mortgage Revenue
                           Association
                                                             VRDN                     Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              44.6

AA                               Aa                              AA                                               10.4

A                                A                               A                                                17.7

BBB                              Baa                             BBB                                              15.9

BB                               Ba                              BB                                                1.5

F-1+, F-1                        MIG1, VMIG1, P1                 SP1, A1                                           2.3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     7.6

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2001,
THESE SECURITIES AMOUNTED TO $13,850,526 OR 5.6% OF THE FUNDS NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE
BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           229,092,361   243,965,264

Cash                                                                    399,435

Receivable for investment securities sold                             3,924,611

Interest receivable                                                   3,530,881

Prepaid expenses                                                          6,576

                                                                    251,826,767
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           135,542

Payable for investment securities purchased                           3,002,083

Accrued expenses                                                         56,484

                                                                      3,194,109
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      248,632,658
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     238,845,418

Accumulated undistributed investment income--net                         33,240

Accumulated net realized gain (loss) on investments                  (5,118,903)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            14,872,903
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      248,632,658
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,794,972

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.23

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,906,884

EXPENSES:

Management fee--Note 3(a)                                              732,080

Shareholder servicing costs--Note 3(b)                                 107,601

Professional fees                                                       18,805

Custodian fees                                                          13,612

Prospectus and shareholders' reports                                     5,766

Registration fees                                                        4,126

Directors' fees and expenses--Note 3(c)                                  3,282

Loan commitment fees--Note 2                                             1,732

Miscellaneous                                                            6,637

TOTAL EXPENSES                                                         893,641

INVESTMENT INCOME--NET                                               6,013,243
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                596,558

Net unrealized appreciation (depreciation) on investments            8,777,514

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,374,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,387,315

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2001          Year Ended

                                              (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,013,243           12,516,001

Net realized gain (loss) on investments           596,558           (5,720,057)

Net unrealized appreciation (depreciation)
   on investments                               8,777,514            8,530,646

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,387,315           15,326,590
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (6,012,636)         (12,483,368)

Net realized gain on investments                   (3,795)          (1,076,586)

TOTAL DIVIDENDS                                (6,016,431)         (13,559,954)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  22,876,868           30,430,619

Dividends reinvested                            4,163,736            9,379,434

Cost of shares redeemed                       (24,544,190)         (63,397,504)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              2,496,414          (23,587,451)

TOTAL INCREASE (DECREASE) IN NET ASSETS        11,867,298          (21,820,815)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           236,765,360          258,586,175

END OF PERIOD                                 248,632,658          236,765,360

Undistributed investment income--net               33,240               32,633
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,748,434            2,477,659

Shares issued for dividends reinvested            318,671              760,931

Shares redeemed                                (1,867,011)          (5,149,965)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     200,094           (1,911,375)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                            March 31, 2001                        Year Ended September 30,
                                                                 --------------------------------------------------------------

                                                (Unaudited)       2000       1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.73       12.61      13.91         13.51         13.35         13.30

Investment Operations:

Investment income--net                                 .49         .65        .65           .67           .69           .70

Net realized and unrealized

   gain (loss) on investments                          .33         .17      (1.13)          .48           .41           .19

Total from Investment Operations                       .82         .82       (.48)         1.15          1.10           .89

Distributions:

Dividends from
   investment income--net                             (.32)       (.65)      (.65)         (.68)         (.70)         (.68)

Dividends from net realized
   gain on investments                                (.00)(a)    (.05)      (.17)         (.07)         (.24)         (.16)

Total Distributions                                   (.32)       (.70)      (.82)         (.75)         (.94)         (.84)

Net asset value, end of period                       13.23       12.73      12.61         13.91         13.51         13.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     13.06(b)     6.83      (3.62)         8.76          8.56          6.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .73(b)      .77        .78           .77           .76           .76

Ratio of net investment income

   to average net assets                              4.93(b)     5.25       4.85          4.91          5.15           5.25

Portfolio Turnover Rate                              18.20(c)    47.12      51.80         63.60         90.03         164.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     248,633     236,765    258,586       296,010       291,545        296,798

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General California Municipal Bond fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United Sates, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options    and    financial    futures

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of
its    public    bodies    and    municipalities    may    affect    the

16

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,715,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $59,327 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $41,206 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

18

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2001, redemption fees charged and retained by the fund amounted to $613.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $43,051,691 and $47,825,660, respectively.

At  March  31,  2001, accumulated net unrealized appreciation on investments was
$14,872,903,   consisting  of  $17,276,175  gross  unrealized  appreciation  and
$2,403,272 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 19

NOTES

                                                           For More Information

                        General California Municipal
                        Bond Fund, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:  The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  131SA0301